SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                  Date of report (Date of
                  earliest event reported):           March 30, 2000


                                  VIATEL, INC.
               (Exact Name of Registrant as Specified in Charter)


             Delaware               000-21261                 13-3787366
          (State or Other          (Commission             (I.R.S. Employer
           Jurisdiction            File Number)            Identification No.)
         of Incorporation)

                                  Viatel, Inc.
                                685 Third Avenue
                            New York, New York 10017
          (Address of Principal Executive Offices, Including Zip Code)

        Registrant's telephone number, including area code: 212-350-9200

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

     On March 30, 2000, Viatel, Inc. (the "Company") announced its intention to raise approximately $ 350 million through an offering of trust convertible preferred securities issued by Viatel Financing Trust I, a Delaware trust and subsidiary of the Company. The transaction is expected to be completed in April 2000. The trust convertible preferred securities will be sold to investors in the United States pursuant to a private placement under Rule 144A and to investors outside the United States pursuant to Regulation S.


Item 7.  Financial Statements, Pro Forma Financial Information
             and Exhibits.

         (a)   Financial Statements of Businesses Acquired.

                     Not Applicable

         (b)   Pro Forma Financial Information.

                     Not Applicable

         (c)   Exhibits.

                     The following exhibits are filed with this Report.

Exhibit No.       Description.


99.1              Press release dated March 30, 2000.






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



                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       VIATEL, INC.



Date:  March 30, 2000.                      By:  /S/   JAMES P. PRENETTA
                                               --------------------------------
                                               Name:  James P. Prenetta
                                               Title: Senior Vice President and
                                                      General Counsel

                                  EXHIBIT INDEX




EXHIBIT NO.       DESCRIPTION.


99.1              Press Release of Viatel, Inc., dated March 30, 2000.
























                                             4

                                                                    EXHIBIT 99.1



FOR IMMEDIATE RELEASE

CONTACTS:
Glenn K. Davidson, Senior Vice President, Communications & External Affairs Cindy Glynn, Director, Investor Relations
+1-212-350-9200


     VIATEL PROPOSES TO RAISE $350 MILLION IN OFFERING OF CONVERTIBLE STOCK


NEW YORK, NEW YORK - MARCH 30, 2000 -- VIATEL, INC. (NASDAQ: VYTL) today announced its intention to raise approximately $350 million through an offering of trust convertible preferred securities issued by Viatel Financing Trust I, a Delaware trust and subsidiary of the Company. The offering of the trust convertible preferred securities is expected to be completed in April 2000. The proceeds from the sale of preferred securities will be invested by the Viatel Financing Trust in convertible debentures to be issued by Viatel. Viatel will use the net proceeds principally to fund the further expansion of its network, as well as to fund other general corporate and working capital purposes.

The preferred securities will be sold to investors in the United States pursuant to a private placement under Rule 144A and to investors outside the United States pursuant to Regulation S. The preferred securities will not be registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent such registration or an applicable exemption from the registration requirements of the Act. This release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such an offer or solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any state.

The matters discussed in this release are forward-looking statements that involve risks and uncertainties detailed from time to time in Viatel's registration statements and reports filed with the Securities and Exchange Commission, including those contained in its Annual Report on Form 10-K. Viatel undertakes no duty to update such forward-looking statements.